UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K /A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2010

PERRY ELLIS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Florida	0-21764	59-1162998
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3000 N.W. 107th Avenue Miami, Florida	33172
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 592-2830

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Perry Ellis International, Inc. (the “Corporation”) is filing this Amendment No. 1 (“Amendment No. 1”) to its Form 8-K, which was originally filed with the Securities and Exchange Commission (“SEC”) on September 17, 2010 (the “Original Form 8-K”), for the sole purpose of refiling three exhibits. The Corporation has requested confidential treatment from the SEC for portions of four exhibits filed with the Original Form 8-K, and the revised exhibits filed herewith reflect comments received from the SEC on the Corporation’s confidential treatment request. Exhibit 10.6, Exhibit 10.8 and Exhibit 10.17 filed herewith supersede in their entirety Exhibit 10.6, Exhibit 10.8 and Exhibit 10.17 previously filed with the Original Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.6	Loan and Security Agreement dated as of October 1, 2002 by and among the Registrant, Jantzen, Inc., and Congress Financial Corporation (the “Senior Credit Facility”)(1)

10.8	Amendment No. 1 dated June 19, 2003 to the Senior Credit Facility(1)

10.9	Amendment No. 2 dated September 22, 2003 to the Senior Credit Facility(2)

10.17	Amendment No. 7 dated February 26, 2005 to the Senior Credit Facility(1)

10.48	Employment Agreement dated March 2, 2009 between Anita Britt and the Registrant(2)

10.50	Severance Agreement and General Release dated August 5, 2009 between Paul Rosengard and the Registrant(1)(2)

(1) Portions of this document omitted pursuant to an application for an order for confidential treatment pursuant to Rule 24b-2 under the Exchange Act. Confidential portions of this document have been filed separately with the Securities and Exchange Commission.

(2)	Filed with the Original Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERRY ELLIS INTERNATIONAL, INC.

Date: November 22, 2010	By:	/s/ Cory Shade
Cory Shade, General Counsel

Exhibit Index

Exhibit No.	Description

10.6	Loan and Security Agreement dated as of October 1, 2002 by and among the Registrant, Jantzen, Inc., and Congress Financial Corporation (the “Senior Credit Facility”)(1)

10.8	Amendment No. 1 dated June 19, 2003 to the Senior Credit Facility(1)

10.9	Amendment No. 2 dated September 22, 2003 to the Senior Credit Facility(2)

10.17	Amendment No. 7 dated February 26, 2005 to the Senior Credit Facility(1)

10.48	Employment Agreement dated March 2, 2009 between Anita Britt and the Registrant(2)

10.50	Severance Agreement and General Release dated August 5, 2009 between Paul Rosengard and the Registrant(1)(2)

(1)	Portions of this document omitted pursuant to an application for an order for confidential treatment pursuant to Rule 24b-2 under the Exchange Act. Confidential portions of this document have been filed separately with the Securities and Exchange Commission.
(2)	Filed with the Original Form 8-K.

3